PROTECTIVE LIFE CORPORATION
Quarterly Financial Highlights
(Dollars in thousands)
(Unaudited)

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS	3 MOS
	2007	2007	2007	2007	2008	2007	2008
Pretax Operating Income *

Life Marketing	$65,280	$37,834	$39,974	$46,098	$46,449	$65,280	$46,449
Acquisitions	32,249	30,814	30,375	35,809	33,576	32,249	33,576
Annuities	5,606	6,669	6,436	4,340	2,489	5,606	2,489
Stable Value Contracts	12,186	12,355	13,107	12,583	16,216	12,186	16,216
Asset Protection	10,084	11,522	9,905	10,048	9,852	10,084	9,852
Corporate & Other	1,777	(1,300)	2,342	(6,236)	(29,973)	1,777	(29,973)
Total Pretax Operating Income	$127,182	$97,894	$102,139	$102,642	$78,609	$127,182	$78,609

Balance Sheet Data

Total GAAP Assets	$39,791,832	$40,237,283	$41,461,169	$41,786,041	$41,749,006
ShareOwners' Equity	$2,419,317	$2,293,542	$2,405,623	$2,456,761	$2,163,860
ShareOwners' Equity (excluding accumulated other comprehensive income)**	$2,381,363	$2,432,674	$2,491,334	$2,537,290	$2,543,808

Stock Data

Closing Price	$44.04	$47.81	$42.44	$41.02	$40.56	$44.04	$40.56
Average Shares Outstanding
Basic	71,017,662	71,074,976	71,074,619	71,076,532	71,080,703	71,017,662	71,080,703
Diluted	71,487,063	71,490,467	71,467,009	71,467,783	71,453,824	71,487,063	71,453,824

* "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be compared.
See Page 5 for a reconciliation of "Pretax Operating Income" to "Income Before Income Tax".

** "Shareowners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Shareowners' equity" is a GAAP financial measure to which
"Shareowners' equity excluding accumulated other comprehensive income" may be compared.
See Page 4 for a reconciliation of "Shareowners' equity excluding accumulated other comprehensive income" to "Shareowners' equity".

PROTECTIVE LIFE CORPORATION
GAAP Consolidated Statements Of Income
(Dollars in thousands)
(Unaudited)
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS	3 MOS
	2007	2007	2007	2007	2008	2007	2008
REVENUES
Gross Premiums and Policy Fees	$657,017	$691,165	$676,500	$702,341	$662,404	$657,017	$662,404
Reinsurance Ceded	(370,997)	(422,766)	(368,878)	(438,043)	(371,072)	(370,997)	(371,072)
Net Premiums and Policy Fees	286,020	268,399	307,622	264,298	291,332	286,020	291,332
Net investment income	415,682	410,436	428,792	421,024	408,465	415,682	408,465
RIGL - Derivatives	(2,291)	76,281	(37,467)	(28,054)	(1,657)	(2,291)	(1,657)
RIGL - All Other Investments	13,294	(66,609)	43,114	18,803	(28,045)	13,294	(28,045)
Other income	73,792	57,452	51,874	49,239	45,509	73,792	45,509
Total Revenues	786,497	745,959	793,935	725,310	715,604	786,497	715,604

BENEFITS & EXPENSES
Benefits and settlement expenses	467,785	458,949	504,905	462,068	494,676	467,785	494,676
Amortization of deferred policy acquisition costs and value of business required	76,380	78,036	73,863	71,991	68,370	76,380	68,370
Other operating expenses	85,138	80,130	70,663	61,178	65,068	85,138	65,068
Interest on indebtedness - subsidiaries	8,728	12,441	22,524	20,448	17,233	8,728	17,233
Interest on indebtedness - holding company - other debt	5,737	5,561	5,162	6,322	7,267	5,737	7,267
Interest on indebtedness - holding company - hybrid securities	9,401	9,401	9,401	9,401	9,401	9,401	9,401
Total Benefits and Expenses	653,169	644,518	686,518	631,408	662,015	653,169	662,015

INCOME BEFORE INCOME TAX	133,328	101,441	107,417	93,902	53,589	133,328	53,589
Income tax expense	42,745	36,336	34,425	33,016	17,707	42,745	17,707
Discontinued Operations	0	0	0	0	0	0	0
NET INCOME	$90,583	$65,105	$72,992	$60,886	$35,882	$90,583	$35,882

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$1.21	$0.88	$0.97	$0.93	$0.73
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.03)	0.68	(0.34)	(0.24)	0.04
RIGL - All Other Investments, net of participating income	0.09	(0.65)	0.39	0.16	(0.27)
Discontinued Operations	0.00	0.00	0.00	0.00	0.00
Net income-diluted	$1.27	$0.91	$1.02	$0.85	$0.50
Average shares outstanding-diluted	71,487,063	71,490,467	71,467,009	71,467,783	71,453,824
Dividends paid	$0.215	$0.225	$0.225	$0.225	$0.225

PER SHARE DATA FOR YTD
Operating income-diluted *	$1.21	$2.09	$3.06	$3.99	$0.73	$1.21	$0.73
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.03)	0.65	0.31	0.07	0.04	(0.03)	0.04
RIGL - All Other Investments, net of participating income	0.09	(0.56)	(0.17)	(0.01)	(0.27)	0.09	(0.27)
Discontinued Operations	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net income-diluted	$1.27	$2.18	$3.20	$4.05	$0.50	$1.27	$0.50
Average shares outstanding-diluted	71,487,063	71,488,786	71,481,471	71,478,021	71,453,824	71,487,063	71,453,824
Dividends paid	$0.215	$0.440	$0.665	$0.890	$0.225	$0.215	$0.225

* "Operating Income" is a non-GAAP financial measure. "Net Income" is a GAAP financial measure to which "Operating Income" may be compared.

PROTECTIVE LIFE CORPORATION
GAAP Consolidated Balance Sheets
(Dollars in thousands)
(Unaudited)

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
	2007	2007	2007	2007	2008
ASSETS
Fixed maturities	$21,570,487	$21,459,631	$22,278,777	$23,389,069	$23,167,901
Equity securities	69,211	68,540	73,237	117,037	289,307
Mortgage loans	4,025,025	4,119,350	4,193,776	3,284,326	3,377,397
Investment real estate	38,828	12,067	9,735	8,026	7,975
Policy loans	822,930	819,387	816,958	818,280	813,107
Other long-term investments	167,571	185,958	183,667	185,892	193,364
Long-term investments	26,694,052	26,664,933	27,556,150	27,802,630	27,849,051
Short-term investments	1,064,768	809,957	1,105,393	1,236,443	1,121,138
Total investments	27,758,820	27,474,890	28,661,543	29,039,073	28,970,189
Cash	120,190	361,129	175,420	146,152	117,933
Accrued investment income	265,772	284,181	277,696	291,734	281,396
Accounts and premiums receivable	121,051	206,857	234,351	87,883	118,533
Reinsurance receivable	4,780,956	4,881,638	4,956,979	5,089,100	5,287,241
Deferred policy acquisition costs and value of businesses acquired	3,212,048	3,391,650	3,393,961	3,400,493	3,499,271
Goodwill	100,318	114,717	118,032	117,366	116,481
Property and equipment, net	42,245	43,328	42,510	42,795	42,027
Other assets	163,543	155,102	162,930	144,296	156,486
Income Tax Receivable	116,684	50,102	128,143	165,741	148,342
Assets Related to Separate Accounts
Variable Annuity	2,790,233	2,929,160	2,955,534	2,910,606	2,686,752
Variable Universal Life	319,972	344,529	354,070	350,802	324,355

TOTAL ASSETS	$39,791,832	$40,237,283	$41,461,169	$41,786,041	$41,749,006

PROTECTIVE LIFE CORPORATION
GAAP Consolidated Balance Sheets
(Dollars in thousands)
(Unaudited)

LIABILITIES AND SHARE-OWNERS' EQUITY
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
LIABILITIES	2007	2007	2007	2007	2008
Policy liabilities and accruals
Future policy benefits and claims	$15,285,420	$15,644,544	$15,898,097	$16,249,495	$16,728,276
Unearned premiums	1,020,401	1,093,468	1,131,611	1,179,812	1,188,886
Stable value product deposits	5,055,382	4,806,721	4,988,787	5,046,463	5,207,936
Annuity deposits	8,966,309	8,786,272	8,882,935	8,708,383	8,726,137
Other policyholders' funds	323,898	372,299	353,301	307,950	350,779
Securities sold under repurchase agreements	2,844	312,000	144,200	0	0
Other liabilities	1,227,373	1,357,877	1,310,059	1,189,206	1,116,630
Accrued income taxes	0	0	0	0	0
Deferred income taxes	429,481	312,154	439,495	512,156	361,038
Non-recourse funding obligations	525,000	600,000	1,175,000	1,375,000	1,375,000
Debt	466,532	444,852	482,852	559,852	579,852
Liabilities related to variable interest entities	421,684	400,000	400,000	400,000	400,000
Subordinated debt securities	524,743	524,743	524,743	524,743	524,743
Minority interest - subsidiaries	13,243	15,122	14,862	14,812	14,762
Liabilities related to separate accounts
Variable annuity	2,790,233	2,929,160	2,955,534	2,910,606	2,686,752
Variable universal life	319,972	344,529	354,070	350,802	324,355
TOTAL LIABILITIES	37,372,515	37,943,741	39,055,546	39,329,280	$39,585,146

SHAREOWNERS' EQUITY
Common stock	36,626	36,626	36,626	36,626	36,626
Additional paid-in-capital	440,813	442,504	443,912	444,765	446,191
Treasury stock	(11,468)	(11,181)	(11,140)	(11,140)	(27,998)
Cumulative Effect Adjustments	2,146	2,146	2,146	2,146	3,616
Unallocated ESOP shares	(853)	(852)	(852)	(852)	(474)
Retained earnings	1,914,099	1,963,431	2,020,642	2,065,745	2,085,847
Accumulated other comprehensive income	37,954	(139,132)	(85,711)	(80,529)	(379,948)

Total Shareowners' Equity	2,419,317	2,293,542	2,405,623	2,456,761	2,163,860

TOTAL LIABILITIES AND EQUITY	$39,791,832	$40,237,283	$41,461,169	$41,786,041	$41,749,006

SHAREOWNERS' EQUITY PER SHARE
Total Shareowners' Equity	$34.53	$32.70	$34.29	$35.02	$30.99
Less: Accumulated other comprehensive income	0.54	(1.98)	(1.23)	(1.15)	(5.44)
Excluding accumulated other comprehensive income *	$33.99	$34.68	$35.52	$36.17	$36.43

Total Shareowners' Equity	$2,419,317	$2,293,542	$2,405,623	$2,456,761	$2,163,860
Less: Accumulated other comprehensive income	37,954	(139,132)	(85,711)	(80,529)	(379,948)
Share-owners' Equity (excluding accumulated other comprehensive income) *	$2,381,363	$2,432,674	$2,491,334	$2,537,290	$2,543,808

Common shares outstanding	70,056,891	70,140,728	70,147,926	70,149,062	69,829,037
Treasury Stock shares	3,195,069	3,111,232	3,104,034	3,102,898	3,422,923

* "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Share-owners' equity" is a GAAP financial measure to which
"Share-owners' equity excluding accumulated other comprehensive income" may be compared.

PROTECTIVE LIFE CORPORATION
Calculation of Operating Earnings Per Share
(Dollars in thousands)
(Unaudited)
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS	3 MOS
	2007	2007	2007	2007	2008	2007	2008

CALCULATION OF NET INCOME PER SHARE

Net income	$90,583	$65,105	$72,992	$60,886	$35,882	$90,583	$35,882

Average shares outstanding-basic	71,017,662	71,074,976	71,074,619	71,076,532	71,080,703	71,017,662	71,080,703
Average shares outstanding-diluted	71,487,063	71,490,467	71,467,009	71,467,783	71,453,824	71,487,063	71,453,824

Net income per share-basic	$1.28	$0.92	$1.03	$0.85	$0.50	$1.28	$0.50
Net income per share-diluted	$1.27	$0.91	$1.02	$0.85	$0.50	$1.27	$0.50

Income from continuing operations	$90,583	$65,105	$72,992	$60,886	$35,882	$90,583	$35,882
EPS (basic)	$1.28	$0.92	$1.03	$0.85	$0.50	$1.28	$0.50
EPS (diluted)	$1.27	$0.91	$1.02	$0.85	$0.50	$1.27	$0.50

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$(2,291)	$76,281	$(37,467)	$(28,054)	$(1,657)	$(2,291)	$(1,657)
Derivative Gains related to Corporate Debt and Investments	(257)	(237)	(132)	(195)	(484)	(257)	(484)
Derivative Gains related to Annuities	(254)	(1,351)	(193)	1,866	6,240	(254)	6,240
RIGL - All Other Investments, net of participating income	10,144	(70,316)	43,114	18,803	(28,045)	10,144	(28,045)
Related amortization of DAC & VOBA	(1,196)	(830)	(44)	(1,160)	(1,074)	(1,196)	(1,074)
	6,146	3,547	5,278	(8,740)	(25,020)	6,146	(25,020)
Tax effect	(2,151)	(1,242)	(1,847)	3,059	8,757	(2,151)	8,757
	$3,995	$2,305	$3,431	$(5,681)	$(16,263)	$3,995	$(16,263)

RIGL - Derivatives per share-diluted	$(0.03)	$0.68	$(0.34)	$(0.24)	$0.04	$(0.03)	$0.04
RIGL - All Other Investments per share-diluted	$0.09	$0.65	$0.39	$0.16	$(0.27)	$0.09	$(0.27)

OPERATING INCOME PER SHARE *

Net income per share-diluted	$1.27	$0.91	$1.02	$0.85	$0.50	$1.27	$0.50
Discontinued operations	-	-	-	-	-	-	-
RIGL - Derivatives per share-diluted	(0.03)	0.68	(0.34)	(0.24)	0.04	(0.03)	0.04
RIGL - All Other Investments, net of participating income per share-diluted	0.09	(0.65)	0.39	0.16	(0.27)	0.09	(0.27)
Change in accounting principle	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Operating income per share-diluted	$1.21	$0.88	$0.97	$0.93	$0.73	$1.21	$0.73

NET OPERATING INCOME *

Net income	$90,583	$65,105	$72,992	$60,886	$35,882	$90,583	$35,882
Less: RIGL - Derivatives net of tax & gains related to corp debt, investments & annuities	(1,822)	48,551	(24,565)	(17,149)	2,664	(1,822)	2,664
Less: RIGL - All Other Investments net of tax, amortization, and participating income	5,816	(46,245)	27,996	11,468	(18,927)	5,816	(18,927)
Net operating income	$86,589	$62,799	$69,561	$66,567	$52,145	$86,589	$52,145

PRETAX OPERATING INCOME **

Income before income tax and discontinued operations	$133,328	$101,441	$107,417	$93,902	$53,589	$133,328	$53,589
Less: RIGL - Derivatives	(2,291)	76,281	(37,467)	(28,054)	(1,657)	(2,291)	(1,657)
Less: Derivative gains related to corporate debt, investments & annuities	(511)	(1,588)	(325)	1,671	5,756	(511)	5,756
Less: RIGL - All Other Investments, net of participating income	10,144	(70,316)	43,114	18,803	(28,045)	10,144	(28,045)
Less: Related amortization of DAC & VOBA	(1,196)	(830)	(44)	(1,160)	(1,074)	(1,196)	(1,074)
Pretax operating income	$127,182	$97,894	$102,139	$102,642	$78,609	$127,182	$78,609

* "Net Operating Income" and "Operating Income Per Share" are non-GAAP financial measures. "Net Income" and "Net Income Per Share" are GAAP financial measures to which "Net Operating Income" and "Operating Income Per Share" may be compared.
** "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating
Income" may be compared.

PROTECTIVE LIFE CORPORATION
Invested Asset Summary
(Dollars in millions)
(Unaudited)

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
	2007	2007	2007	2007	2008
Total Portfolio

Fixed Income	$21,570.5	$21,459.6	$22,278.8	$23,389.1	$23,167.9
Mortgage Loans	4,025.0	4,119.3	4,193.8	3,284.3	3,377.4
Real Estate	38.8	12.1	9.7	8.0	8.0
Equities	69.2	68.5	73.2	117.0	289.3
Policy Loans	822.9	819.4	817.0	818.3	813.1
Short Term Investments	1,064.8	810.0	1,105.4	1,236.4	1,121.1
Other Long Term Investments	167.6	186.0	183.6	185.9	193.4
Total Invested Assets	$27,758.8	$27,474.9	$28,661.5	$29,039.0	$28,970.2

Fixed Income

Corporate Bonds	$10,796.0	$10,972.0	$11,474.8	$11,778.6	$11,978.3
Residential Mortgage Backed Securities*	8,331.8	8,004.5	8,597.5	7,040.4	6,216.0
Commercial Mortgage Backed Securities*				1,481.3	1,232.7
Asset Backed Securities*				842.2	1,486.1
US Govt Bonds	529.4	570.8	260.4	321.8	317.7
Public Utilities	1,794.4	1,820.3	1,853.8	1,836.1	1,874.1
States, Municipals and Political Subdivisions	118.6	91.7	92.0	88.4	62.9
Preferred Securities	0.1	0.1	0.1	0.1	0.1
Convertibles and Bonds with Warrants	0.2	0.2	0.2	0.2	0.0
Total Fixed Income Portfolio	$21,570.5	$21,459.6	$22,278.8	$23,389.1	$23,167.9

Fixed Income - Quality

AAA	44.1%	42.5%	42.3%	43.4%	42.2%
AA	8.4%	8.5%	9.5%	8.8%	8.2%
A	19.1%	19.8%	18.5%	18.5%	17.8%
BBB	26.7%	26.7%	26.6%	25.7%	27.0%
BB or Less	1.7%	2.5%	3.1%	3.6%	4.8%
Redeemable Preferred Stock	0.0%	0.0%	0.0%	0.0%	0.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Mortgage Loans - Type

Retail	66.9%	65.9%	66.4%	64.8%	64.5%
Apartments	11.2%	11.6%	10.2%	10.5%	10.8%
Office Buildings	12.2%	12.8%	13.0%	13.8%	13.8%
Warehouses	7.0%	7.6%	8.2%	8.1%	8.0%
Miscellaneous	2.7%	2.1%	2.2%	2.8%	2.9%
	100.0%	100.0%	100.0%	100.0%	100.0%

Problem Mortgage Loans

60 Days Past Due	$2.0	$0.0	$0.0	$7.5	$7.4
90 Days Past Due	0.0	0.0	21.6	0.0	0.0
Renegotiated Loans	0.1	2.1	2.1	0.0	0.0
Foreclosed Real Estate	0.0	0.0	0.0	0.0	0.0
	$2.1	$2.1	$23.7	$7.5	$7.4

Trading Portfolio Composition (excl. Modco Trading Portfolio)

Asset Class
AAA	$198.7	$194.4	$191.1	$186.6	$182.3
AA	20.0	20.0	31.7	31.4	16.6
A	56.8	56.3	46.1	56.8	62.4
BBB	121.7	132.8	137.8	136.7	153.7
BB	4.9	5.0	5.0	0.0	0.0
B	6.4	0.0	0.0	0.0	0.0
Short term investments	6.5	4.2	6.2	15.0	17.6
Swaps	3.5	6.7	3.2	-4.7	-13.9
Total	$418.5	$419.4	$421.1	$421.8	$418.7

* Prior to 4th quarter 2007, Residential Mortgage Backed, Commercial Mortgage Backed, and Asset Backed Securities were included in Residential
Mortgage Backed Securities.

PROTECTIVE LIFE CORPORATION
Life Marketing and Acquisitions - Quarterly Earnings Trends
(Dollars in thousands)
(Unaudited)
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS	3 MOS
	2007	2007	2007	2007	2008	2007	2008
LIFE MARKETING

REVENUES
Gross Premiums and Policy Fees	$345,685	$361,624	$360,450	$385,268	$358,783	$345,685	$358,783
Reinsurance Ceded	(207,614)	(239,702)	(203,285)	(262,649)	(207,865)	(207,614)	(207,865)
Net Premiums and Policy Fees	138,071	121,922	157,165	122,619	150,918	138,071	150,918
Net investment income	81,103	82,291	79,437	82,287	84,956	81,103	84,956
Realized investment gains (losses)	0	0	0	0	0	0	0
Other income	51,365	30,992	27,514	28,485	25,045	51,365	25,045
Total Revenues	270,539	235,205	264,116	233,391	260,919	270,539	260,919

BENEFITS & EXPENSES
Benefits and settlement expenses	149,329	152,147	182,010	151,577	177,778	149,329	177,778
Amortization of deferred policy acquisition costs and value of businesses acquired	28,698	25,564	27,807	24,025	26,923	28,698	26,923
Other operating expenses	27,232	19,660	14,325	11,691	9,769	27,232	9,769
Total Benefits and Expenses	205,259	197,371	224,142	187,293	214,470	205,259	214,470

INCOME BEFORE INCOME TAX	$65,280	$37,834	$39,974	$46,098	$46,449	$65,280	$46,449

ACQUISITIONS

REVENUES
Gross Premiums and Policy Fees	$194,481	$214,464	$198,381	$203,370	$191,492	$194,481	$191,492
Reinsurance Ceded	(118,241)	(137,370)	(122,347)	(132,582)	(115,763)	(118,241)	(115,763)
Net Premiums and Policy Fees	76,240	77,094	76,034	70,788	75,729	76,240	75,729
Net investment income	148,986	145,263	143,342	141,374	136,213	148,986	136,213
RIGL - Derivatives	(3,703)	71,782	(38,782)	(22,675)	28,590	(3,703)	28,590
RIGL - All Other Investments			38,431	20,080	(36,318)	7,933	(36,318)
Other income	2,248	2,525	2,405	2,284	1,421	2,248	1,421
Total Revenues	231,704	227,448	221,430	211,851	205,635	231,704	205,635

BENEFITS & EXPENSES
Benefits and settlement expenses	161,904	158,284	162,460	151,323	154,420	161,904	154,420
Amortization of deferred policy acquisition costs and value of businesses acquired	20,554	19,977	18,435	20,273	19,596	20,554	19,596
Other operating expenses	13,373	16,584	10,772	7,478	6,865	13,373	6,865
Total Benefits and Expenses	195,831	194,845	191,667	179,074	180,881	195,831	180,881

INCOME BEFORE INCOME TAX	35,873	32,603	29,763	32,777	24,754	35,873	24,754

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	(3,703)	71,782	(38,782)	(22,675)	28,590	(3,703)	28,590
Less: RIGL - All Other Investments			38,431	20,080	(36,318)	7,933	(36,318)
Add back: Related amortization of deferred policy acquisition costs and value of businesses acquired			261	437	1,094	606	1,094

PRETAX OPERATING INCOME	$32,249	$30,814	$30,375	$35,809	$33,576	$32,249	$33,576

PROTECTIVE LIFE CORPORATION
Life Marketing and Annuities Data
(Dollars in thousands)
(Unaudited)

	2007	2007	2007	2007	2008	3 MOS	3 MOS
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2007	2008
LIFE MARKETING

SALES BY PRODUCT
Term	$33,492	$43,955	$36,326	$31,544	$27,008	$33,492	$27,008
U/L	14,197	18,515	24,761	18,290	14,663	14,197	14,663
VUL	1,828	2,181	1,826	1,850	1,604	1,828	1,604
Total	$49,517	$64,651	$62,913	$51,684	$43,275	$49,517	$43,275

SALES BY DISTRIBUTION
Brokerage general agents	$29,879	$41,210	$35,919	$31,250	$24,396	$29,879	$24,396
Independent agents	8,328	10,629	11,461	8,843	8,852	8,328	8,852
Stockbrokers/banks	8,493	9,452	9,651	8,760	8,447	8,493	8,447
Direct Response & BOLI	2,817	3,360	5,882	2,831	1,580	2,817	1,580
Total	$49,517	$64,651	$62,913	$51,684	$43,275	$49,517	$43,275

ANNUITIES

SALES
Variable Annuity	$78,982	$123,263	$147,275	$122,962	$92,792	$78,982	$92,792
Immediate Annuity	54,004	61,517	58,292	103,115	225,759	54,004	225,759
Single Premium Deferred Annuity	69,860	114,326	130,293	65,016	81,891	69,860	81,891
Market Value Adjusted Annuity	104,876	121,839	170,122	116,472	208,423	104,876	208,423
Equity Indexed Annuity	7,451	7,872	4,987	3,900	3,175	7,451	3,175
Total	$315,173	$428,817	$510,969	$411,465	$612,040	$315,173	$612,040

PRETAX OPERATING INCOME
Variable Annuity	$4,673	$5,114	$3,565	$5,828	$4,068	$4,673	$4,068
Fixed Annuity	933	1,555	2,871	(1,488)	(1,579)	933	(1,579)
Total	$5,606	$6,669	$6,436	$4,340	$2,489	$5,606	$2,489

DEPOSIT BALANCE
VA Fixed Annuity	$194,479	$214,966	$234,950	$214,220	$190,968
VA Separate Account Annuity	2,594,554	2,725,302	2,750,591	2,706,239	2,501,975
Sub-total	2,789,033	2,940,268	2,985,541	2,920,459	2,692,943
Fixed Annuity	3,929,194	4,164,402	4,468,045	4,682,912	5,114,313
Total	$6,718,227	$7,104,670	$7,453,586	$7,603,371	$7,807,256

PROTECTIVE LIFE CORPORATION
Annuities, Stable Value Contracts, and Asset Protection
Quarterly Earnings Trends (Dollars in thousands)
(Unaudited)
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS	3 MOS
	2007	2007	2007	2007	2008	2007	2008
ANNUITIES

REVENUES
Gross Premiums and Policy Fees	$8,262	$8,633	$8,481	$8,787	$8,191	$8,262	$8,191
Reinsurance Ceded	-	-	-	-	-	-	-
Net Premiums and Policy Fees	8,262	8,633	8,481	8,787	8,191	8,262	8,191
Net investment income	60,861	64,890	69,313	72,244	77,286	60,861	77,286
RIGL - Derivatives	254	1,351	193	(1,866)	(6,240)	254	(6,240)
RIGL - All Other Investments	1,664	53	(266)	557	20	1,664	20
Other income	2,713	2,797	2,769	3,006	3,003	2,713	3,003
Total Revenues	73,754	77,724	80,490	82,728	82,260	73,754	82,260

BENEFITS & EXPENSES
Benefits and settlement expenses	55,949	56,101	62,731	65,429	67,416	55,949	67,416
Amortization of deferred policy acquisition costs and value of businesses acquired	5,128	9,909	5,022	7,626	5,901	5,128	5,901
Other operating expenses	5,997	5,045	6,350	5,499	6,414	5,997	6,414
Total Benefits and Expenses	67,074	71,055	74,103	78,554	79,731	67,074	79,731

INCOME BEFORE INCOME TAX	6,680	6,669	6,387	4,174	2,529	6,680	2,529

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	254	1,351	193	(1,866)	(6,240)	254	(6,240)
Add back: Derivative gains related to equity indexted annuities	254	1,351	193	(1,866)	(6,240)	254	(6,240)
Less: RIGL - All Other Investments	1,664	53	(266)	557	20	1,664	20
Add back: Related amortization of deferred policy acquisition costs	590	53	(217)	723	(20)	590	(20)

PRETAX OPERATING INCOME	$5,606	$6,669	$6,436	$4,340	$2,489	$5,606	$2,489

STABLE VALUE CONTRACTS

REVENUES
Gross Premiums and Policy Fees	$-	$-	$-	$-	$-	$-	$-
Reinsurance Ceded	-	-	-	-	-	-	-
Net Premiums and Policy Fees	-	-	-	-	-	-	-
Net investment income	79,101	71,478	73,501	76,121	78,361	79,101	78,361
RIGL - Derivatives	4,270	(104)	(148)	237	220	4,270	220
RIGL - All Other Investments	(2,845)	(479)	(185)	648	5,213	(2,845)	5,213
Other income	-	-	-	-	-	-	-
Total Revenues	80,526	70,895	73,168	77,006	83,794	80,526	83,794

BENEFITS & EXPENSES
Benefits and settlement expenses	64,719	57,097	58,340	61,304	59,929	64,719	59,929
Amortization of deferred policy acquisition costs and value of businesses acquired	1,168	987	985	1,059	1,067	1,168	1,067
Other operating expenses	1,028	1,039	1,069	1,175	1,149	1,028	1,149
Total Benefits and Expenses	66,915	59,123	60,394	63,538	62,145	66,915	62,145

INCOME BEFORE INCOME TAX	13,611	11,772	12,774	13,468	21,649	13,611	21,649

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	4,270	(104)	(148)	237	220	4,270	220
Less: RIGL-All Other Investments	(2,845)	(479)	(185)	648	5,213	(2,845)	5,213

PRETAX OPERATING INCOME	$12,186	$12,355	$13,107	$12,583	$16,216	$12,186	$16,216

ASSET PROTECTION

REVENUES
Gross Premiums and Policy Fees	$99,420	$97,985	$101,189	$96,518	$95,335	$99,420	$95,335
Reinsurance Ceded	(45,138)	(45,689)	(43,244)	(42,808)	(47,443)	(45,138)	(47,443)
Net Premiums and Policy Fees	54,282	52,296	57,945	53,710	47,892	54,282	47,892
Net investment income	9,212	9,467	10,188	10,233	9,905	9,212	9,905
Realized investment gains (losses)	-	-	-	-	-	-	-
Other income	16,529	20,455	19,330	15,740	15,136	16,529	15,136
Total Revenues	80,023	82,218	87,463	79,683	72,933	80,023	72,933

BENEFITS & EXPENSES
Benefits and settlement expenses	25,815	26,113	30,779	24,105	24,766	25,815	24,766
Amortization of deferred policy acquisition costs and value of businesses acquired	20,703	21,464	21,291	18,822	14,332	20,703	14,332
Other operating expenses	23,421	23,119	25,488	26,708	23,983	23,421	23,983
Total Benefits and Expenses	69,939	70,696	77,558	69,635	63,081	69,939	63,081

INCOME BEFORE INCOME TAX	$10,084	$11,522	$9,905	$10,048	$9,852	$10,084	$9,852

PROTECTIVE LIFE CORPORATION
Stable Value Contracts and Asset Protection Data
(Dollars in thousands)
(Unaudited)

	2007	2007	2007	2007	2008	3 MOS	3 MOS
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2007	2008
STABLE VALUE CONTRACTS

SALES
GIC	$2,500	$75,000	$54,500	$800	$74,232	$2,500	$74,232
GFA - Direct Institutional	0	0	0	182,179	0	-	-
GFA - Non-Registered	0	0	0	0	0	-	-
GFA - Registered - Institutional	0	50,000	475,000	0	450,000	-	450,000
GFA - Registered - Retail	13,120	10,014	42,735	20,796	113,404	13,120	113,404
Total	$15,620	$135,014	$572,235	$203,775	$637,636	$15,620	$637,636

DEPOSIT BALANCE
Quarter End Balance	$5,055,382	$4,806,721	$4,988,787	$5,046,463	$5,207,936	$5,055,382	$5,207,936
Average Daily Balance	$5,461,832	$4,780,565	$4,826,108	$4,964,733	$5,140,310	$5,461,832	$5,140,310

OPERATING SPREAD	0.92%	1.04%	1.09%	1.02%	1.26%	0.92%	1.26%

	2007	2007	2007	2007	2008	3 MOS	3 MOS
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2007	2008

ASSET PROTECTION

SALES
Credit	$28,082	$31,579	$27,686	$26,271	$22,790	$28,082	$22,790
Service Contracts	74,807	90,588	96,189	79,772	71,663	74,807	71,663
Other	30,186	28,046	20,763	18,347	16,262	30,186	16,262
Total	$133,075	$150,213	$144,638	$124,390	$110,715	$133,075	$110,715

Note: The Asset Protection sales amounts relating to Service Contracts and Other lines for 1Q07 thru 3Q07 have been adjusted to provide a consistent presentation with 4Q07 and 1Q08.

PROTECTIVE LIFE CORPORATION
Corporate & Other Segment - Quarterly Earnings Trends
(Dollars in thousands)
(Unaudited)
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS	3 MOS
	2007	2007	2007	2007	2008	2007	2008

REVENUES
Gross Premiums and Policy Fees	$9,169	$8,458	$7,999	$8,399	$8,603	$9,169	$8,603
Reinsurance Ceded	(4)	(4)	(2)	(5)	(1)	(4)	(1)
Net Premiums and Policy Fees	9,165	8,454	7,997	8,394	8,602	9,165	8,602
Net investment income	36,419	37,047	53,011	38,765	21,744	36,419	21,744
RIGL - Derivatives	(3,112)	3,252	1,270	(3,751)	(24,227)	(3,112)	(24,227)
RIGL - All Other Investments	6,542	3,033	5,134	(2,482)	3,040	6,542	3,040
Other income	937	683	(144)	(276)	904	937	904
Total Revenues	49,951	52,469	67,268	40,650	10,063	49,951	10,063

BENEFITS & EXPENSES
Benefits and settlement expenses	10,069	9,207	8,585	8,330	10,367	10,069	10,367
Amortization of deferred policy acquisition costs and value of businesses acquired	129	135	323	186	551	129	551
Other operating expenses	37,953	42,086	49,746	44,798	50,789	37,953	50,789
Total Benefits and Expenses	48,151	51,428	58,654	53,314	61,707	48,151	61,707

INCOME BEFORE INCOME TAX	1,800	1,041	8,614	(12,664)	(51,644)	1,800	(51,644)

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	(3,112)	3,252	1,270	(3,751)	(24,227)	(3,112)	(24,227)
Less: RIGL-All Other Investments, net of participating income	3,392	(674)	5,134	(2,482)	3,040	3,392	3,040
Add back: Derivative gains related to corporate debt and investments	257	237	132	195	484	257	484

PRETAX OPERATING INCOME	$1,777	$(1,300)	$2,342	$(6,236)	$(29,973)	$1,777	$(29,973)